Exhibit 2.2

STATE OF NEVADA
ROSS MILLER Secretary of State		SCOTT W. ANDERSON Deputy Secretary for Commercial Recordings
OFFICE OF THE SECRETARY OF STATE

Certified Copy
April 30, 2014

Job Number:                                  C20140430-3880

Reference Number: Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State’s Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages

20140320668-52	Merge In	6 Pages/1 Copies

Respectfully

/s/ ROSS MILLER
ROSS MILLER
Secretary of State

Certified By: Nita Hibshman
Certificate Number: C20140430-3880
You may verify this certificate
online at http://www.nvsos.gov/

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

ROSS MILLER Secretary of State 204 North Carson Street, Suitel Carson City, Nevada 89701-4520 (775) 684 5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 1

USE BLACK INK ONLY DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger
Pursuant to NRS Chapter 92A - excluding 92A.200(4b))

Hemel% Secretary ef SIAM 92A Moor Page 1
Raised: 19-10-09

  1) Name and Jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an our 81/2" x 11" blank sheet containing the required information for each additional entity.

Macrosolve, Inc.

Name of merging entity

Oklahoma	Corporation
Jurisdiction	Entity

Name of merging entity

Jurisdiction	Entity

Name of merging entity

Jurisdiction	Entity

Name of merging entity

Jurisdiction	Entity

and,

Drone Aviation Holding Corp.

Name of merging entity

Nevada	Corporation
Jurisdiction	Entity

*Corporation non-profit corporatiort, limited partnerantp, limited-liabgily company or businest trust

Filing Fee: $350.00

This form must be accompanied by appropriated fees.	Nevada Secretary of State 92A Merger Page 1
Revised 10-16-09

ROSS MILLER Secretary of State 204 North Carson Street, Suitel Carson City, Nevada 89701-4520 (775) 684 5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 2

USE BLACK INK ONLY DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

2) forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 80):

Attn:

do:

3) (Choose one)

☒	The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☐	The undersigned dec Bs that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200) (options a, b, arc must be used, as applicable, for each entity) (if there are more than four merging entitles, check box ❑ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

(a) Owner's approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable
and, or;

Name of merging entity, if applicable

This form must be accompanied by appropriate fees	Nevada Secretary of State 92A Merger Page 2
Revised 10-16-09

ROSS MILLER Secretary of State 204 North Carson Street, Suitel Carson City, Nevada 89701-4520 (775) 684 5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 3

USE BLACK INK ONLY DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approve by the required consent of the owners of:

Macrosolve, Inc.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Drone Aviation Holding Corp.
Name of merging entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

 This form must be accompanied by appropriate fees

 Nevada Secretary of State 92A Merger Page 3

 Revised 10-16-09

 ROSS MILLER

 Secretary of State

 204 North Carson Street, Suitel Carson City, Nevada 89701-4520 (775) 684 5708

 Website: www.nvsos.gov

 Articles of Merger

 (PURSUANT TO NRS 92A.200)

 USE BLACK INK ONLY DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of merging entity, if applicable

 This form must be accompanied by appropriate fees

 Nevada Secretary of State 92A Merger Page 4

 Revised 10-16-09

 ROSS MILLER

 Secretary of State

 204 North Carson Street, Suitel Carson City, Nevada 89701-4520 (775) 684 5708

 Website: www.nvsos.gov

 Articles of Merger

 (PURSUANT TO NRS 92A.200)

 USE BLACK INK ONLY DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

6) Location of Plan of Merger (check a or b):

☐     (a) The entire plan of merger is attached;

☒ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200)

7) Effective date : (optional)

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

 This form must be accompanied by appropriate fees

 Nevada Secretary of State 92A Merger Page 5

 Revised 10-16-09

 ROSS MILLER

 Secretary of State

 204 North Carson Street, Suitel Carson City, Nevada 89701-4520 (775) 684 5708

 Website: www.nvsos.gov

 Articles of Merger

 (PURSUANT TO NRS 92A.200)

 USE BLACK INK ONLY DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(If there are more than four merging entities, check box  ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.):

 Macrosolve, Inc.

Name of merging entity

X /s/ Michael Haas

President

4/30/2014

Signature

Title

Date

X

Signature

Title

Date

X

Signature

Title

Date

X

Signature

Title

Date

 Drone Aviation Holding Corp.

Name of surviving entity

X /s/ Michael Haas

President

4/30/2014

Signature

Title

Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected

 This form must be accompanied by appropriate fees

 Nevada Secretary of State 92A Merger Page 5

 Revised 10-16-09